EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Jinyuan Li and Wenjun Jiao hereby jointly certify as follows:

(a) They are the Chief Executive Officer and President and the Chief Financial Officer, respectively, of Tiens Biotech Group (USA), Inc. (the "Company");

(b) To the best of their knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period certified.


Date:  August 15, 2005                  By: /s/ Jinyuan Li
                                           -------------------------------------
                                           Jinyuan Li
                                           Chief Executive Officer and President
                                           (Principal Executive Officer)



Date:  August 15, 2005                  By: /s/ Wenjun Jiao
                                           -------------------------------------
                                           Wenjun Jiao
                                           Chief Financial Officer
                                           (Principal Financial Officer)